UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2006

SVB Financial Group

(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive, Santa Clara, CA 95054-1191

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 27, 2006, Donal D. Delaney informed SVB Financial Group (the “Company”) that he will resign from his position as the Company’s Corporate Controller and principal accounting officer, effective on or about May 15, 2006, in order to pursue other opportunities within the Company. The Company is conducting a search for a new Corporate Controller, who the Company anticipates will serve as its principal accounting officer.

Effectively immediately upon Mr. Delaney’s resignation, Jack Jenkins-Stark, currently the Company’s Chief Financial Officer, will serve in an additional capacity as its principal accounting officer until a successor is identified. Additional information about Mr. Jenkins-Stark is incorporated by reference from the Company’s Definitive Proxy Statement on Schedule 14A filed on March 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2006	SVB FINANCIAL GROUP

	By:	/s/ Ken Wilcox
Name: Ken Wilcox
Title: President and Chief Executive Officer